SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [     ]
Check the appropriate box:
[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[     ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PAVILION BANCORP, INC.
(Name of registrant as specified in its charter)

________________________________________________________________________
(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: ______________________________________
(2)	Aggregate number of securities to which transaction applies:______________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
(4)	Proposed maximum aggregate value of transaction: _____________________________________________
(5)	Total fee Paid: _________________________________________________________________________

[     ] Fee paid previously with preliminary materials
[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _________________________________________________________________
(2)	Form, schedule, or registration statement no.: __________________________________________________
(3)	Filing party: ___________________________________________________________________________
(4)	Date filed: ____________________________________________________________________________

March 21, 2003

Dear Shareholder:

It has been brought to our attention that there may be some confusion about the proxy information and the voting of shares.

A shareholder resolution was presented for consideration at the Annual Meeting this year. The Board of Directors unanimously recommends a vote AGAINST the shareholder proposal. The resolution and the Board's response are found on pages 4 through 6 of the white proxy booklet that was mailed to you.

Attached you will find a blank proxy form. If you feel you have inadvertently voted in favor of the shareholder's resolution when you intended to vote following the Board's recommendations, please complete the proxy form and return it to us.

Sincerely,

Douglas L. Kapnick
Chairman

135 East Maumee Adrian, Michigan 49221 www.pavilionbancorp.com

Pavilion Bancorp, Inc. 135 East Maumee Street Adrian, Michigan 49221	This Proxy is solicited on behalf of the Board of Directors

PROXY

        The undersigned holder of _________________ shares of capital stock of Pavilion Bancorp, Inc. hereby appoints Douglas L. Kapnick and Allan F. Brittain as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pavilion Bancorp, Inc. held of record by the undersigned on March 7, 2003, at the annual meeting of shareholders to be held April 17, 2003, and at any adjournment thereof.

1.      The election of two directors to be elected for terms expiring in 2006.

[ ] FOR all nominees listed below (except as marked to the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list above.)

J. David Stutzman - Edward J. Engle, Jr.

2.      Proposal to approve the selection of the Corporation's auditors for the 2003 fiscal year.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.      Shareholders' proposal as described in the proxy statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Item 1, FOR the selection of the Corporation's auditors for the 2003 fiscal year in Item 2, and AGAINST the shareholders' proposal in Item 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name by authorized person.

Signature	Signature if held jointly

Dated:____________, 2002

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.